HarborView Mortgage Pass-Through Certificates

Series 2004-4

Preliminary Marketing Materials

$590,950,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: April 14, 2004

HarborView Mortgage Pass-Through Certificates, Series 2004-4

$590,950,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Class	Principal Amount (Approx.) (1)	WAL (Yrs) WAVG Roll or Call/Mat(2)	Pmt Window (Mths) WAVG Roll or Call/Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A	$289,859,000	2.91/3.20	1-93/1-359	Floater(3)	Senior	[AAA/Aaa]
2-A	$271,666,000	1.91	1-35	Hybrid(4)	Senior	[AAA/Aaa]
X	Notional	Not Offered Herein			Senior/ IO	[AAA/Aaa]
R	$100				Senior/Residual	[AAA/Aaa]
B-1	$14,713,000	5.25/5.92	1-93/1-359	Floater(5)	Subordinate	[AA/Aa2]
B-2	$9,308,000	5.25/5.92	1-93/1-359	Floater(5)	Subordinate	[A/A2]
B-3	$5,404,000	5.25/5.92	1-93/1-359	Floater(5)	Subordinate	[BBB/Baa2]
B-4	$4,504,000	Privately Offered Certificates			Subordinate	[BB/NR]
B-5	$3,002,000				Subordinate	[B/NR]
B-6	$2,106,345				Subordinate	NR
Total:	$600,562,445

(1)

Distributions on the Class 1-A and Class 2-A Certificates will be primarily derived from the Group 1 and Group 2 adjustable rate mortgage loans, respectively (See “Mortgage Loans” herein).  Distributions on the Subordinate Certificates (as described herein) will be primarily derived from all Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 1-A and Senior Subordinate Certificates are shown to the Optional Call Date and to maturity (as described herein).  WAL and Payment Window for the Class 2-A Certificates are shown to (x) the earlier of (i) Weighted Average Roll Date or (ii) the Optional Call Date.

(3)

For every Distribution Date, the interest rate for the Class 1-A Certificates will be equal to the lesser of (a) One-Month LIBOR plus a margin (which margin doubles after the Optional Call Date) and (b) 11.15%, subject to the related Net WAC Rate.

(4)

For every Distribution Date on or prior to the Weighted Average Roll Date, the Class 2-A Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC Rate of the Group 2 Mortgage Loans.  For every Distribution Date after the Weighted Average Roll Date the Class 2-A Certificates will have an interest rate equal to the lesser of (a)One-Month LIBOR plus 75 bps (which is multiplied by 1.5 after the Optional Call Date) and (b) the Net WAC Rate of the Group 2 Mortgage Loans.

(5)

 For every Distribution Date, the interest rate for the Senior Subordinate Certificates will be equal to the lesser of (a) One-Month LIBOR plus a margin (which margin is multiplied by 1.5 after the Optional Call Date) and (b) 10.50%, subject to the related Net WAC Rate.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Master Servicer:

Wells Fargo Bank Minnesota, National Association.

Servicers:

GMAC Mortgage Corporation and Downey Savings and Loan Association, F.A.

Custodian/

Trustee:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates.  It is expected that the Offered Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

May 1, 2004.

Statistical Cut-off Date:

April 1, 2004.

Expected Pricing Date:

April [16], 2004.

Closing Date:

On or about May 27, 2004.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in June 2004.

Certificates:

The “Senior Certificates” will consist of the Class 1-A and Class 2-A Certificates (collectively the “Class A Certificates”), the Class X Certificates and Class R Certificate.  The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the “Senior Subordinate Certificates” and the Class B-4, Class B-5 and Class B-6 Certificates will be referred to herein as the “Junior Subordinate Certificates,” together with the Senior Subordinate Certificates, the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates and Senior Subordinate Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class 1-A and Senior Subordinate Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class 2-A Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (26 days).

Interest Accrual Period:

The interest accrual period with respect to the Class 1-A and Senior Subordinate Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on a 30/360 basis).

The interest accrual period with respect to the Class 2-A Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Senior Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Senior Subordinate Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and Senior Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [ 10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average

Roll Date:

The Weighted Average Months to Roll with respect to the Group 2 Mortgage Loans is the Distribution Date in April 2007.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:

Collectively, the Group 1 Mortgage Loans and the Group 2 Mortgage Loans will be referred to as the “Mortgage Loans”.  The aggregate principal balance of the Mortgage Loans as of the  Statistical Cut-off Date is approximately $600,562,445, the “Statistical Mortgage Loans”.

It is anticipated that the characteristics of the Mortgage Loans will be substantially similar to the characteristics of the Statistical Mortgage Loans, as described and shown herein.  As a result of scheduled and unscheduled principal payments, on the Closing Date the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $600,562,445, subject to an increase or decrease of up to 10%.

Group 1

Mortgage Loans:

As of the Statistical Cut-off Date, the aggregate principal balance of the Group 1 mortgage loans described herein is approximately $310,010,054, the “Group 1 Statistical Mortgage Loans”. The Group 1 Statistical Mortgage Loans are non-convertible, adjustable rate mortgage loans, a portion of which adjust based on 6 Month LIBOR, 1 Month LIBOR, 12 Month LIBOR and 1 Year CMT (“Group 1 Adjustable Rate Mortgage Loans”) and a portion of which have initial rate adjustments primarily occurring approximately 2, 3 or 5 years after the date of origination of each mortgage loan (“Group 1 Hybrid ARMs”).  Each of the Group 1 Statistical Mortgage Loans has an original term to maturity of 25 or 30 years.  A portion of the Group 1 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a term of approximately 3, 5 or 10 years following origination.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 1 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 2

Mortgage Loans:

As of the Statistical Cut-off Date, the aggregate principal balance of the Group 2 mortgage loans described herein is approximately $290,552,391 (the “Group 2 Statistical Mortgage Loans”). The Group 2 Mortgage Loans are non-convertible, adjustable rate mortgage loans with initial rate adjustments primarily occurring approximately 3 years after the date of origination of each mortgage loan (“Group 2 Hybrid ARMs”).  Each of the Group 2 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 2 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first 3 years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 2 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.50]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.05]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.50]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [1.60]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after May 2011, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

June 2004 – May 2011

0% Pro Rata Share

June 2011 – May 2012

30% Pro Rata Share

June 2012 – May 2013

40% Pro Rata Share

June 2013 – May 2014

60% Pro Rata Share

June 2014 – May 2015

80% Pro Rata Share

June 2015 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the related Senior Certificates (other than the Class X Certificates) until its class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Subordinate Certificates on a pro rata basis.

Net WAC Rate:

The “Net WAC Rate” for the Mortgage Loans or any Mortgage Loan Group is the weighted average of the Net Mortgage Rates of the related mortgage loans.  The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee rate and trust expense fee rate.

Carryover Shortfall

Amount:

If on any Distribution Date, the Class 1-A Certificates and the Senior Subordinate Certificates Interest Rates are subject to the Net WAC Rate of the related Mortgage Loans, such Certificates become entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the Certificate Interest Rates (without giving effect to the Net WAC Rate of the related Mortgage Loans) over (b) the sum of (x) the amount of interest received on such Certificates based on the Net WAC Rate of the related Mortgage Loans and in the case of the Class 1-A Certificates (y)  payments received, if any, from the Class 1-A Yield Maintenance Agreement for such Distribution Date, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at such class’ Certificate Interest Rate without giving effect to the Net WAC Rate of the related Mortgage Loans) (together, the “Carryover Shortfall Amount”).

Reserve Fund:

As of the Closing Date, the “Reserve Fund” is established on behalf of the Class 1-A Certificates, the Senior Subordinate Certificates and the Class X Certificates.  The Reserve Fund will be funded with interest otherwise distributable to the Class X Certificates for such Distribution Date.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, the Class 1-A Certificates and the Senior Subordinate Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the Carryover Shortfall Amount.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the Class X Certificates.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans in the related group will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

2)

Class R Certificate, principal, until its balance is reduced to zero;

3)

Concurrently to the Class A Certificates:

i)

Class 1-A Certificates until the principal balance thereof has been reduced to zero, from the Group 1 Mortgage Loans;

ii)

Class 2-A Certificates until the principal balance thereof has been reduced to zero, from the Group 2 Mortgage Loans;

4)

In certain limited circumstances described in the prospectus supplement, Senior Certificates, in the same order as described above, from the unrelated Mortgage Loan group, principal, to the extent not received from the related Mortgage Loan group;

5)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)

Class B-1 Certificates, principal allocable to such Class;

7)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)

Class B-2 Certificates, principal allocable to such Class;

9)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-3 Certificates, principal allocable to such Class;

11)

Class 1-A Certificates to pay the Carryover Shortfall Amount, if any;

12)

Class B-1 Certificates to pay the Carryover Shortfall Amount, if any,

13)

Class B-2 Certificates to pay the Carryover Shortfall Amount, if any,

14)

Class B-3 Certificates to pay the Carryover shortfall Amount, if any,

15)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

16)

Class R Certificate, any remaining amount.

Class 1-A Yield

Maintenance Agreement:

On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty (the “Counterparty”) for the benefit of the Class 1-A Certificates (the “Class 1-A Yield Maintenance Agreement”). The notional balance of the Class 1-A Yield Maintenance Agreement on each Distribution Date is set forth in the table below. On each such Distribution Date, the counterparty to the Class 1-A Yield Maintenance Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum of 10.00% over (ii) the strike price for such Distribution Date specified on the Class 1-A Yield Maintenance Agreement Schedule herein, accrued during the related Interest Accrual Period for the Offered Certificates and (b) the notional balance for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein and (c) 30 days divided by 360.

Period	Notional Balance ($)	Class 1-A Cap Strike (%)	Class 1-A Cap Ceiling (%)	Period	Notional Balance ($)	Class 1-A Cap Strike (%)	Class 1-A Cap Ceiling (%)
1	289,859,000	3.94216	10.00000	24	157,223,398	8.12723	10.00000
2	282,391,657	4.26878	10.00000	25	152,988,105	8.12755	10.00000
3	275,104,103	4.27117	10.00000	26	148,854,036	8.12786	10.00000
4	267,992,120	4.50856	10.00000	27	144,818,780	8.12818	10.00000
5	261,059,694	6.55816	10.00000	28	140,879,985	8.37610	10.00000
6	254,295,164	6.61320	10.00000	29	137,037,659	8.42195	10.00000
7	247,696,412	6.61622	10.00000	30	133,287,565	8.47339	10.00000
8	241,256,355	6.61735	10.00000	31	129,864,263	8.57994	10.00000
9	234,971,189	6.61848	10.00000	32	126,525,475	8.66101	10.00000
10	228,837,203	6.85420	10.00000	33	123,262,118	8.67126	10.00000
11	222,856,491	6.89449	10.00000	34	120,079,813	9.26043	10.00000
12	217,020,311	7.28987	10.00000	35	116,974,948	9.56314	10.00000
13	211,341,683	7.29036	10.00000	36	113,938,659	9.56381	10.00000
14	205,799,030	7.29085	10.00000	37	110,977,827	9.59808	10.00000
15	200,389,108	7.29135	10.00000	38	108,307,624	9.65537	10.00000
16	195,108,751	7.52612	10.00000	39	105,702,395	9.65601	10.00000
17	189,958,810	7.56576	10.00000	40	103,159,550	9.75289	10.00000
18	184,932,719	7.61766	10.00000	41	100,678,526	9.78888	10.00000
19	180,028,465	7.61804	10.00000	42	98,257,057	9.82911	10.00000
20	175,241,544	7.61842	10.00000	43	95,893,897	9.85774	10.00000
21	170,569,161	7.61881	10.00000	44	93,587,316	9.91482	10.00000
22	166,008,583	8.06814	10.00000	45	91,336,736	9.92518	10.00000
23	161,562,384	8.12692	10.00000

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighed Average Life Tables

Class 1-A To Call
Prepay	10 CPR	15 CPR	25 CPR	35 CPR	40 CPR
WAL	7.05	4.95	2.91	1.95	1.65
Mod Dur	6.49	4.65	2.80	1.89	1.61
Principal Window Begin	06/19/2004	06/19/2004	06/19/2004	06/19/2004	06/19/2004
Principal Window End	07/19/2021	01/19/2017	02/19/2012	08/19/2009	11/19/2008

Class 1-A To Maturity
Prepay	10 CPR	15 CPR	25 CPR	35 CPR	40 CPR
WAL	7.44	5.35	3.20	2.15	1.81
Mod Durn	6.79	4.97	3.05	2.07	1.76
Principal Window Begin	06/19/2004	06/19/2004	06/19/2004	06/19/2004	06/19/2004
Principal Window End	04/19/2034	04/19/2034	04/19/2034	04/19/2034	04/19/2034

Class 2-A To Earlier of WAVG Roll and Call
Prepay	10 CPR	15 CPR	25 CPR	35 CPR	40 CPR
WAL	2.46	2.27	1.91	1.59	1.44
Mod Dur	2.33	2.15	1.81	1.51	1.38
Principal Window Begin	06/19/2004	06/19/2004	06/19/2004	06/19/2004	06/19/2004
Principal Window End	04/19/2007	04/19/2007	04/19/2007	04/19/2007	04/19/2007

Class B-1 To Call
Prepay	10 CPR	15 CPR	25 CPR	35 CPR	40 CPR
WAL	11.66	8.43	5.25	3.87	3.40
Mod Dur	10.38	7.72	4.96	3.71	3.27
Principal Window Begin	06/19/2004	06/19/2004	06/19/2004	06/19/2004	06/19/2004
Principal Window End	07/19/2021	01/19/2017	02/19/2012	08/19/2009	11/19/2008

Class B-1 To Maturity
Prepay	10 CPR	15 CPR	25 CPR	35 CPR	40 CPR
WAL	12.53	9.29	5.92	4.48	3.98
Mod Durn	11.00	8.38	5.52	4.25	3.79
Principal Window Begin	06/19/2004	06/19/2004	06/19/2004	06/19/2004	06/19/2004
Principal Window End	04/19/2034	04/19/2034	04/19/2034	04/19/2034	04/19/2034

Class B-2 To Call
Prepay	10 CPR	15 CPR	25 CPR	35 CPR	40 CPR
WAL	11.66	8.43	5.25	3.87	3.40
Mod Dur	10.04	7.53	4.88	3.66	3.23
Principal Window Begin	06/19/2004	06/19/2004	06/19/2004	06/19/2004	06/19/2004
Principal Window End	07/19/2021	01/19/2017	02/19/2012	08/19/2009	11/19/2008

Class B-2 To Maturity
Prepay	10 CPR	15 CPR	25 CPR	35 CPR	40 CPR
WAL	12.53	9.29	5.92	4.48	3.98
Mod Durn	10.61	8.14	5.41	4.18	3.73
Principal Window Begin	06/19/2004	06/19/2004	06/19/2004	06/19/2004	06/19/2004
Principal Window End	04/19/2034	04/19/2034	04/19/2034	04/19/2034	04/19/2034

Class B-3 To Call
Prepay	10 CPR	15 CPR	25 CPR	35 CPR	40 CPR
WAL	11.66	8.43	5.25	3.87	3.40
Mod Dur	9.47	7.21	4.73	3.58	3.17
Principal Window Begin	06/19/2004	06/19/2004	06/19/2004	06/19/2004	06/19/2004
Principal Window End	07/19/2021	01/19/2017	02/19/2012	08/19/2009	11/19/2008

Class B-3 To Maturity
Prepay	10 CPR	15 CPR	25 CPR	35 CPR	40 CPR
WAL	12.53	9.29	5.92	4.48	3.98
Mod Durn	9.94	7.73	5.22	4.06	3.64
Principal Window Begin	06/19/2004	06/19/2004	06/19/2004	06/19/2004	06/19/2004
Principal Window End	04/19/2034	04/19/2034	04/19/2034	04/19/2034	04/19/2034

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class 1-A Certificates Available Funds Cap

	30/ 360		30/ 360
	Available Funds		Available Funds
Period	Cap Schedule (1)(2)	Period	Cap Schedule (1)(2)
1	3.94%	31	10.00%
2	10.00%	32	10.00%
3	10.00%	33	10.00%
4	10.00%	34	10.00%
5	10.00%	35	10.00%
6	10.00%	36	10.00%
7	10.00%	37	10.00%
8	10.00%	38	10.00%
9	10.00%	39	10.00%
10	10.00%	40	10.00%
11	10.00%	41	10.00%
12	10.00%	42	10.00%
13	10.00%	43	10.00%
14	10.00%	44	10.00%
15	10.00%	45	10.00%
16	10.00%	46	10.08%
17	10.00%	47	10.32%
18	10.00%	48	10.32%
19	10.00%	49	10.32%
20	10.00%	50	10.38%
21	10.00%	51	10.38%
22	10.00%	52	10.39%
23	10.00%	53	10.41%
24	10.00%	54	10.41%
25	10.00%	55	10.41%
26	10.00%	56	10.46%
27	10.00%	57	10.47%
28	10.00%	58	10.94%
29	10.00%	59 and there after	11.15%
30	10.00%

(1) The Available Funds Cap is calculated assuming that following the first Distribution Date the rate for all indices is 20.00% and is run at the pricing speed of 25% CPR to the Optional Call Date.

(2) The Available Funds Cap = ((the aggregate of net interest collections from the Group 1 Mortgage Loans / the aggregate collateral balance of the Group 1 Mortgage Loans at the beginning of the related collection period)*12)+((any payments received related to the Class 1-A Yield Maintenance Agreement/ the Class 1-A Certificate balance)*12)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Senior Subordinate Certificates Available Funds Cap

	30/ 360		30/ 360
	Available Funds		Available Funds
Period	Cap Schedule (1)(2)	Period	Cap Schedule (1)(2)
1	4.06%	30	6.40%
2	4.23%	31	6.46%
3	4.23%	32	6.50%
4	4.36%	33	6.50%
5	5.41%	34	6.81%
6	5.44%	35	7.34%
7	5.44%	36	9.38%
8	5.44%	37	9.40%
9	5.44%	38	9.43%
10	5.57%	39	9.43%
11	5.59%	40	9.48%
12	5.79%	41	9.58%
13	5.79%	42	10.01%
14	5.79%	43	10.02%
15	5.79%	44	10.05%
16	5.91%	45	10.06%
17	5.93%	46	10.13%
18	5.96%	47	10.26%
19	5.96%	48	10.26%
20	5.96%	49	10.26%
21	5.96%	50	10.29%
22	6.19%	51	10.29%
23	6.22%	52	10.29%
24	6.22%	53	10.31%
25	6.22%	54	10.31%
26	6.22%	55	10.31%
27	6.22%	56	10.33%
28	6.35%	57	10.33%
29	6.37%	58 and thereafter	10.50%

(1) The Available Funds Cap is calculated assuming current rate for all indices is 20.00% and is run at the pricing speed of 25% CPR to the Optional Call Date.

(2) The Available Funds Cap = ((the aggregate of net interest collections from the Mortgage Loans less interest distributable to the Senior Certificates) / the aggregate collateral balance of the Mortgage Loans at the beginning of the related collection period)*12

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

HarborView Mortgage Pass-Through Certificates
Series 2004-4
Statistical Mortgage Loans
Preliminary Collateral Information
As of the Statistical Cut-off Date
Total Current Balance:	$600,562,445
Total Original Balance:	$611,470,115
Number Of Loans:	1,822

			Minimum		Maximum
Average Current Balance:	$329,617.15		$34,000.00		$2,000,000.00
Average Original Amount:	$335,603.80		$34,000.00		$2,000,000.00

Weighted Average Gross Coupon:	4.379%		1.250%		7.875%
Weighted Average Gross Margin:	2.603%		1.125%		4.500%
Weighted Average Max Int Rate:	11.005%		7.500%		16.500%
Weighted Average Min Int Rate:	2.607%		1.125%		6.750%
Weighted Average Periodic Rate Cap:	1.173%		1.000%		2.500%
Weighted Average First Rate Cap:	3.944%		1.000%		6.000%

Weighted Average Original LTV:	73.41%		8.97%		100.00%

Weighted Average Credit Score:	712		579		815

Weighted Average Original Term:	353	months	300	months	360	months
Weighted Average Remaining Term:	350	months	291	months	360	months
Weighted Average Seasoning:	3	months	0	months	19	months

Weighted Average Next Rate Reset:	26	months	1	months	58	months
Weighted Average Rate Adj Freq:	7	months	1	months	12	months
Weighted Average First Rate Adj Freq:	28	months	1	months	60	months

Weighted Average Prepay Term:	34	months	12	months	60	months
Weighted Average Io Term:	65	months	36	months	120	months

Top State Concentrations ($):	57.26 % California, 10.96 % South Carolina, 5.96 % Georgia
Top Prepay Penalty Concentrations ($):	83.23 % No Prepayment Penalty, 16.77 % Has Prepayment Penalty
Top Interest Only Concentrations ($):	77.20 % IO, 22.80 % Not IO
Maximum Zip Code Concentration ($):	5.31% 29928

First Pay Date:			Nov 01, 2002		Jun 01, 2004
Rate Chg Date:			Jun 01, 2004		Mar 01, 2009
Mature Date:			Aug 01, 2028		May 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
3/27 6 MO LIBOR IO	792	$275,982,203.19	45.95%
6 MO LIBOR IO	314	115,949,535.00	19.31
3/27 6 MO LIBOR	204	55,157,856.31	9.18
3/1 YR LIBOR IO	148	44,311,573.24	7.38
6 MO LIBOR	97	29,505,415.23	4.91
3/1 YR LIBOR	67	15,087,843.17	2.51
1 YR CMT	31	13,793,555.00	2.30
1 MO LIBOR IO	22	11,960,264.00	1.99
5/25 6 MO LIBOR IO	38	8,510,933.18	1.42
2/28 6 MO LIBOR	35	8,429,114.87	1.40
1 YR LIBOR	14	6,480,785.39	1.08
5/25 6 MO LIBOR	30	6,215,733.14	1.03
2/28 6 MO LIBOR IO	17	4,824,644.50	0.80
5/1 YR LIBOR IO	6	2,079,862.00	0.35
3/1 YR CMT	3	1,581,818.40	0.26
5/1 YR LIBOR	4	691,308.39	0.12
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
6 MO LIBOR	1,527	$504,575,435.42	84.02%
1 YR LIBOR	239	68,651,372.19	11.43
1 YR CMT	34	15,375,373.40	2.56
1 MO LIBOR	22	11,960,264.00	1.99
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
34,000.00 - 100,000.00	86	$6,978,827.12	1.16%
100,000.01 - 150,000.00	239	30,211,888.96	5.03
150,000.01 - 200,000.00	243	42,736,063.10	7.12
200,000.01 - 250,000.00	196	44,156,173.86	7.35
250,000.01 - 300,000.00	230	63,053,641.14	10.50
300,000.01 - 350,000.00	178	57,589,189.76	9.59
350,000.01 - 400,000.00	152	57,374,091.17	9.55
400,000.01 - 450,000.00	115	48,928,145.93	8.15
450,000.01 - 500,000.00	102	48,889,837.03	8.14
500,000.01 - 550,000.00	57	30,060,582.51	5.01
550,000.01 - 600,000.00	63	36,436,397.77	6.07
600,000.01 - 650,000.00	44	27,947,075.53	4.65
650,000.01 - 700,000.00	23	15,582,099.00	2.59
700,000.01 - 800,000.00	36	27,035,696.64	4.50
800,000.01 - 900,000.00	15	12,860,750.00	2.14
900,000.01 - 1,000,000.00	22	21,528,440.49	3.58
1,000,000.01 - 1,250,000.00	9	10,147,500.00	1.69
1,250,000.01 - 1,500,000.00	7	9,668,600.00	1.61
1,500,000.01 - 1,750,000.00	1	1,677,445.00	0.28
1,750,000.01 - 2,000,000.00	4	7,700,000.00	1.28
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.250 - 1.500	27	$12,446,725.00	2.07%
1.501 - 2.000	3	1,753,685.77	0.29
2.001 - 2.500	14	4,982,016.01	0.83
2.501 - 3.000	67	24,875,311.01	4.14
3.001 - 3.500	230	92,238,061.71	15.36
3.501 - 4.000	101	39,639,334.78	6.60
4.001 - 4.500	514	182,045,860.05	30.31
4.501 - 5.000	416	129,923,051.09	21.63
5.001 - 5.500	211	53,324,968.37	8.88
5.501 - 6.000	100	26,983,816.65	4.49
6.001 - 6.500	83	19,713,879.41	3.28
6.501 - 7.000	44	9,668,546.47	1.61
7.001 - 7.500	9	2,249,008.88	0.37
7.501 - 7.875	3	718,179.80	0.12
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.125 - 1.500	6	3,600,750.00	0.60%
1.501 - 2.000	44	17,573,196.64	2.93
2.001 - 2.500	551	176,751,144.27	29.43
2.501 - 3.000	1,094	371,025,351.08	61.78
3.001 - 3.500	104	26,103,717.47	4.35
3.501 - 4.000	21	4,852,055.55	0.81
4.001 - 4.500	2	656,230.00	0.11
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
7.500 - 7.500	1	$390,000.00	0.06%
7.501 - 8.000	1	150,000.00	0.02
8.001 - 8.500	2	571,600.00	0.10
8.501 - 9.000	13	2,981,171.16	0.50
9.001 - 9.500	38	7,758,424.03	1.29
9.501 - 10.000	134	42,976,231.61	7.16
10.001 - 10.500	552	197,596,252.78	32.90
10.501 - 11.000	386	130,400,375.47	21.71
11.001 - 11.500	199	50,816,694.42	8.46
11.501 - 12.000	291	103,711,154.31	17.27
12.001 - 12.500	59	14,408,039.98	2.40
12.501 - 13.000	125	40,906,692.36	6.81
13.001 - 16.500	21	7,895,808.88	1.31
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.125 - 1.500	6	$3,600,750.00	0.60%
1.501 - 2.000	44	17,573,196.64	2.93
2.001 - 2.500	550	176,149,494.27	29.33
2.501 - 3.000	1,091	370,572,601.08	61.70
3.001 - 3.500	105	26,443,317.47	4.40
3.501 - 4.000	21	4,852,055.55	0.81
4.001 - 4.500	2	656,230.00	0.11
4.501 - 5.000	1	332,800.00	0.06
5.001 - 6.750	2	382,000.00	0.06
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
None	228	$97,968,675.46	16.31%
0.501 - 1.000	1,271	406,919,489.19	67.76
1.001 - 1.500	72	23,894,965.23	3.98
1.501 - 2.000	237	65,298,529.74	10.87
2.001 - 2.500	14	6,480,785.39	1.08
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
None	228	$97,968,675.46	16.31%
0.501 - 1.000	226	63,191,566.13	10.52
1.001 - 1.500	72	23,894,965.23	3.98
1.501 - 2.000	256	66,587,527.47	11.09
2.001 - 2.500	14	6,480,785.39	1.08
2.501 - 3.000	14	4,408,930.00	0.73
3.501 - 4.000	38	6,019,628.48	1.00
4.501 - 5.000	823	295,485,961.54	49.20
5.501 - 6.000	151	36,524,405.31	6.08
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
300	176	$73,276,711.00	12.20%
360	1,646	527,285,734.01	87.80
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
0	1,469	$499,842,356.11	83.23%
12	44	14,553,899.73	2.42
24	30	7,420,016.31	1.24
34	1	471,600.00	0.08
36	230	67,341,830.17	11.21
60	48	10,932,742.69	1.82
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
291 - 300	176	$73,276,711.00	12.20%
337 - 348	4	1,583,497.65	0.26
349 - 360	1,642	525,702,236.36	87.53
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1	22	$11,960,264.00	1.99%
6	1,527	504,575,435.42	84.02
12	273	84,026,745.59	13.99
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1	11	$6,097,550.00	1.02%
2	11	5,862,714.00	0.98
6	411	145,454,950.23	24.22
12	45	20,274,340.39	3.38
24	52	13,253,759.37	2.21
36	1,214	392,121,294.31	65.29
60	78	17,497,836.71	2.91
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
06/01/04 - 06/30/04	93	$33,782,132.35	5.63%
07/01/04 - 07/31/04	74	22,865,713.18	3.81
08/01/04 - 08/31/04	93	37,432,305.14	6.23
09/01/04 - 09/30/04	59	20,529,226.23	3.42
10/01/04 - 10/31/04	58	24,607,816.92	4.10
11/01/04 - 11/30/04	65	22,946,300.24	3.82
12/01/04 - 12/31/04	2	837,825.91	0.14
01/01/05 - 01/31/05	2	453,307.52	0.08
03/01/05 - 03/31/05	12	4,273,005.00	0.71
04/01/05 - 04/30/05	19	9,520,550.00	1.59
05/01/05 - 05/31/05	1	441,372.13	0.07
12/01/05 - 12/31/05	1	175,500.00	0.03
01/01/06 - 01/31/06	4	1,193,587.89	0.20
02/01/06 - 02/28/06	38	9,861,641.48	1.64
03/01/06 - 03/31/06	8	1,915,030.00	0.32
04/01/06 - 04/30/06	1	108,000.00	0.02
06/01/06 - 06/30/06	1	227,274.33	0.04
07/01/06 - 07/31/06	5	1,842,384.47	0.31
08/01/06 - 08/31/06	19	3,437,525.76	0.57
09/01/06 - 09/30/06	4	745,568.01	0.12
10/01/06 - 10/31/06	1	229,125.29	0.04
11/01/06 - 11/30/06	3	480,200.00	0.08
12/01/06 - 12/31/06	58	11,506,906.51	1.92
01/01/07 - 01/31/07	80	17,450,679.98	2.91
02/01/07 - 02/28/07	112	32,330,021.72	5.38
03/01/07 - 03/31/07	510	177,103,601.33	29.49
04/01/07 - 04/30/07	356	126,016,829.09	20.98
05/01/07 - 05/31/07	65	20,751,177.82	3.46
01/01/09 - 01/31/09	10	2,046,532.63	0.34
02/01/09 - 02/28/09	64	14,581,934.08	2.43
03/01/09 - 03/31/09	4	869,370.00	0.14
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
8.97 - 50.00	104	$37,974,407.47	6.32%
50.01 - 55.00	40	17,990,174.03	3.00
55.01 - 60.00	66	23,379,420.86	3.89
60.01 - 65.00	116	45,920,583.67	7.65
65.01 - 70.00	163	59,517,120.39	9.91
70.01 - 75.00	299	121,235,514.13	20.19
75.01 - 80.00	725	221,111,949.22	36.82
80.01 - 85.00	32	8,699,294.67	1.45
85.01 - 90.00	170	42,733,341.85	7.12
90.01 - 95.00	97	20,256,123.72	3.37
95.01 - 100.00	10	1,744,515.00	0.29
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Not Available	9	$1,802,183.77	0.30%
550 - 620	11	4,099,868.77	0.68
621 - 640	89	28,290,183.05	4.71
641 - 660	146	47,943,572.78	7.98
661 - 680	245	80,492,595.76	13.40
681 - 700	291	92,083,584.82	15.33
701 - 720	298	96,220,989.72	16.02
721 - 740	220	73,101,922.48	12.17
741 - 760	218	75,471,491.34	12.57
761 - 780	160	57,595,449.61	9.59
781 - 800	117	36,542,985.81	6.08
801 - 815	18	6,917,617.11	1.15
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
0	485	$136,943,429.90	22.80%
36	859	303,852,612.63	50.59
60	10	1,801,434.00	0.30
120	468	157,964,968.48	26.30
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Cash Out Refinance	809	$272,666,266.51	45.40%
Purchase	771	248,378,553.51	41.36
Rate/Term Refinance	242	79,517,624.99	13.24
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Primary	1,571	$524,595,290.60	87.35%
Second Home	118	41,637,748.44	6.93
Non-owner	133	34,329,405.96	5.72
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Stated Documentation	830	$297,720,098.76	49.57%
Full Documentation	561	184,239,386.62	30.68
No Ratio	121	35,330,043.76	5.88
Alternative Documentation	96	26,554,331.13	4.42
No Income Verification	67	18,481,894.82	3.08
Express Documentation	50	15,199,778.18	2.53
No Documentation	72	15,025,055.64	2.50
Reduced Documentation	24	6,511,856.10	1.08
Streamline Documentation	1	1,500,000.00	0.25
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Single Family	1,035	$359,692,753.21	59.89%
Planned Unit Development	412	137,338,068.50	22.87
Condominium	275	69,645,219.95	11.60
Two-to-Four Family	94	32,303,103.98	5.38
Cooperative	2	865,000.00	0.14
Deminimus PUD	2	522,699.37	0.09
Townhouse	2	195,600.00	0.03
Total	1,822	$600,562,445.01	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
California	923	$343,883,274.25	57.26%
South Carolina	186	65,840,404.94	10.96
Georgia	179	35,822,650.59	5.96
Arizona	101	23,663,413.37	3.94

All Others (34) + DC	433	131,352,701.86	21.87
Total	1,822	$600,562,445.01	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

HarborView Mortgage Pass-Through Certificates
Series 2004-4
Group I Statistical Mortgage Loans
Preliminary Collateral Information
As of the Statistical Cut-off Date
Total Current Balance:	$310,010,054
Total Original Balance:	$310,756,203
Number Of Loans:	1,015

			Minimum		Maximum
Average Current Balance:	$305,428.62		$34,847.48		$2,000,000.00
Average Original Amount:	$306,163.75		$50,000.00		$2,000,000.00

Weighted Average Gross Coupon:	4.317%		1.250%		7.875%
Weighted Average Gross Margin:	2.462%		1.125%		4.500%
Weighted Average Max Int Rate:	11.531%		7.500%		16.500%
Weighted Average Min Int Rate:	2.470%		1.125%		6.750%
Weighted Average Periodic Rate Cap:	1.410%		1.000%		2.500%
Weighted Average First Rate Cap:	2.497%		1.000%		6.000%

Weighted Average Original LTV:	73.22%		18.65%		100.00%

Weighted Average Credit Score:	720		617		813

Weighted Average Original Term:	346	months	300	months	360	months
Weighted Average Remaining Term:	342	months	291	months	359	months
Weighted Average Seasoning:	4	months	1	months	19	months

Weighted Average Next Rate Reset:	17	months	1	months	58	months
Weighted Average Rate Adj Freq:	7	months	1	months	12	months
Weighted Average First Rate Adj Freq:	20	months	1	months	60	months

Weighted Average Prepay Term:	33	months	12	months	60	months
Weighted Average Io Term:	96	months	36	months	120	months

Top State Concentrations ($):	22.31 % California, 21.24 % South Carolina, 11.56 % Georgia
Top Prepay Penalty Concentrations ($):	80.84 % No Prepayment Penalty, 19.16 % Has Prepayment Penalty
Top Interest Only Concentrations ($):	71.13 % IO, 28.87 % Not IO
Maximum Zip Code Concentration ($):	10.28% 29928

First Pay Date:			Nov 01, 2002		May 01, 2004
Rate Chg Date:			Jun 01, 2004		Mar 01, 2009
Mature Date:			Aug 01, 2028		Apr 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
6 MO LIBOR IO	314	$115,949,535.00	37.40%
3/1 YR LIBOR IO	148	44,311,573.24	14.29
3/27 6 MO LIBOR IO	159	32,858,693.83	10.60
6 MO LIBOR	97	29,505,415.23	9.52
3/1 YR LIBOR	67	15,087,843.17	4.87
1 YR CMT	31	13,793,555.00	4.45
1 MO LIBOR IO	22	11,960,264.00	3.86
5/25 6 MO LIBOR IO	38	8,510,933.18	2.75
2/28 6 MO LIBOR	35	8,429,114.87	2.72
3/27 6 MO LIBOR	30	7,728,974.52	2.49
1 YR LIBOR	14	6,480,785.39	2.09
5/25 6 MO LIBOR	30	6,215,733.14	2.01
2/28 6 MO LIBOR IO	17	4,824,644.50	1.56
5/1 YR LIBOR IO	6	2,079,862.00	0.67
3/1 YR CMT	3	1,581,818.40	0.51
5/1 YR LIBOR	4	691,308.39	0.22
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
6 MO LIBOR	720	$214,023,044.27	69.04%
1 YR LIBOR	239	68,651,372.19	22.14
1 YR CMT	34	15,375,373.40	4.96
1 MO LIBOR	22	11,960,264.00	3.86
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
34,847.48 - 100,000.00	57	$4,698,759.08	1.52%
100,000.01 - 150,000.00	191	23,964,045.47	7.73
150,000.01 - 200,000.00	170	29,704,710.28	9.58
200,000.01 - 250,000.00	111	24,881,326.96	8.03
250,000.01 - 300,000.00	121	33,067,862.57	10.67
300,000.01 - 350,000.00	70	22,700,263.68	7.32
350,000.01 - 400,000.00	66	25,017,362.74	8.07
400,000.01 - 450,000.00	60	25,531,475.10	8.24
450,000.01 - 500,000.00	38	18,230,154.95	5.88
500,000.01 - 550,000.00	22	11,701,444.12	3.77
550,000.01 - 600,000.00	23	13,269,457.77	4.28
600,000.01 - 650,000.00	26	16,493,650.53	5.32
650,000.01 - 700,000.00	6	4,025,200.00	1.30
700,000.01 - 800,000.00	14	10,353,096.64	3.34
800,000.01 - 900,000.00	10	8,639,750.00	2.79
900,000.01 - 1,000,000.00	11	10,857,948.97	3.50
1,000,000.01 - 1,250,000.00	7	7,827,500.00	2.52
1,250,000.01 - 1,500,000.00	7	9,668,600.00	3.12
1,500,000.01 - 1,750,000.00	1	1,677,445.00	0.54
1,750,000.01 - 2,000,000.00	4	7,700,000.00	2.48
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.250 - 1.500	27	$12,446,725.00	4.01%
1.501 - 2.000	3	1,753,685.77	0.57
2.001 - 2.500	14	4,982,016.01	1.61
2.501 - 3.000	67	24,875,311.01	8.02
3.001 - 3.500	230	92,238,061.71	29.75
3.501 - 4.000	37	11,590,938.28	3.74
4.001 - 4.500	47	12,425,433.87	4.01
4.501 - 5.000	190	50,297,309.17	16.22
5.001 - 5.500	163	40,348,441.83	13.02
5.501 - 6.000	98	26,702,516.65	8.61
6.001 - 6.500	83	19,713,879.41	6.36
6.501 - 7.000	44	9,668,546.47	3.12
7.001 - 7.500	9	2,249,008.88	0.73
7.501 - 7.875	3	718,179.80	0.23
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.125 - 1.500	6	$3,600,750.00	1.16%
1.501 - 2.000	44	17,573,196.64	5.67
2.001 - 2.500	551	176,751,144.27	57.01
2.501 - 3.000	287	80,472,959.93	25.96
3.001 - 3.500	104	26,103,717.47	8.42
3.501 - 4.000	21	4,852,055.55	1.57
4.001 - 4.500	2	656,230.00	0.21
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
7.500 - 7.500	1	$390,000.00	0.13%
7.501 - 8.000	1	150,000.00	0.05
8.001 - 8.500	2	571,600.00	0.18
8.501 - 9.000	13	2,981,171.16	0.96
9.001 - 9.500	38	7,758,424.03	2.50
9.501 - 10.000	70	14,927,835.11	4.82
10.001 - 10.500	85	27,975,826.60	9.02
10.501 - 11.000	160	50,774,633.55	16.38
11.001 - 11.500	151	37,840,167.88	12.21
11.501 - 12.000	289	103,429,854.31	33.36
12.001 - 12.500	59	14,408,039.98	4.65
12.501 - 13.000	125	40,906,692.36	13.20
13.001 - 16.500	21	7,895,808.88	2.55
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.125 - 1.500	6	3,600,750.00	1.16%
1.501 - 2.000	44	17,573,196.64	5.67
2.001 - 2.500	550	176,149,494.27	56.82
2.501 - 3.000	284	80,020,209.93	25.81
3.001 - 3.500	105	26,443,317.47	8.53
3.501 - 4.000	21	4,852,055.55	1.57
4.001 - 4.500	2	656,230.00	0.21
4.501 - 5.000	1	332,800.00	0.11
5.001 - 6.750	2	382,000.00	0.12
Total	1,015	310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
None	228	$97,968,675.46	31.60%
0.501 - 1.000	464	116,367,098.04	37.54
1.001 - 1.500	72	23,894,965.23	7.71
1.501 - 2.000	237	65,298,529.74	21.06
2.001 - 2.500	14	6,480,785.39	2.09
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
None	228	$97,968,675.46	31.60%
0.501 - 1.000	226	63,191,566.13	20.38
1.001 - 1.500	72	23,894,965.23	7.71
1.501 - 2.000	256	66,587,527.47	21.48
2.001 - 2.500	14	6,480,785.39	2.09
2.501 - 3.000	14	4,408,930.00	1.42
3.501 - 4.000	38	6,019,628.48	1.94
4.501 - 5.000	16	4,933,570.39	1.59
5.501 - 6.000	151	36,524,405.31	11.78
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
300	176	$73,276,711.00	23.64%
360	839	236,733,342.86	76.36
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
0	800	$250,611,530.64	80.84%
12	44	14,553,899.73	4.69
24	24	5,264,140.35	1.70
36	99	28,647,740.45	9.24
60	48	10,932,742.69	3.53
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
291 - 300	176	$73,276,711.00	23.64%
337 - 348	4	1,583,497.65	0.51
349 - 359	835	235,149,845.21	75.85
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1	22	$11,960,264.00	3.86%
6	720	214,023,044.27	69.04
12	273	84,026,745.59	27.10
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1	11	$6,097,550.00	1.97%
2	11	5,862,714.00	1.89
6	411	145,454,950.23	46.92
12	45	20,274,340.39	6.54
24	52	13,253,759.37	4.28
36	407	101,568,903.16	32.76
60	78	17,497,836.71	5.64
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
06/01/04 - 06/30/04	93	$33,782,132.35	10.90%
07/01/04 - 07/31/04	74	22,865,713.18	7.38
08/01/04 - 08/31/04	93	37,432,305.14	12.07
09/01/04 - 09/30/04	59	20,529,226.23	6.62
10/01/04 - 10/31/04	58	24,607,816.92	7.94
11/01/04 - 11/30/04	65	22,946,300.24	7.40
12/01/04 - 12/31/04	2	837,825.91	0.27
01/01/05 - 01/31/05	2	453,307.52	0.15
03/01/05 - 03/31/05	12	4,273,005.00	1.38
04/01/05 - 04/30/05	19	9,520,550.00	3.07
05/01/05 - 05/31/05	1	441,372.13	0.14
12/01/05 - 12/31/05	1	175,500.00	0.06
01/01/06 - 01/31/06	4	1,193,587.89	0.39
02/01/06 - 02/28/06	38	9,861,641.48	3.18
03/01/06 - 03/31/06	8	1,915,030.00	0.62
04/01/06 - 04/30/06	1	108,000.00	0.03
06/01/06 - 06/30/06	1	227,274.33	0.07
07/01/06 - 07/31/06	5	1,842,384.47	0.59
08/01/06 - 08/31/06	19	3,437,525.76	1.11
09/01/06 - 09/30/06	4	745,568.01	0.24
10/01/06 - 10/31/06	1	229,125.29	0.07
11/01/06 - 11/30/06	3	480,200.00	0.15
12/01/06 - 12/31/06	58	11,506,906.51	3.71
01/01/07 - 01/31/07	80	17,450,679.98	5.63
02/01/07 - 02/28/07	82	21,267,340.33	6.86
03/01/07 - 03/31/07	148	42,518,098.48	13.72
04/01/07 - 04/30/07	6	1,863,800.00	0.60
01/01/09 - 01/31/09	10	2,046,532.63	0.66
02/01/09 - 02/28/09	64	14,581,934.08	4.70
03/01/09 - 03/31/09	4	869,370.00	0.28
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
18.65 - 50.00	56	$24,783,574.48	7.99%
50.01 - 55.00	20	10,324,600.46	3.33
55.01 - 60.00	35	13,556,460.32	4.37
60.01 - 65.00	73	28,318,736.86	9.13
65.01 - 70.00	87	28,646,708.29	9.24
70.01 - 75.00	109	43,988,566.87	14.19
75.01 - 80.00	424	113,317,816.34	36.55
80.01 - 85.00	20	5,508,569.50	1.78
85.01 - 90.00	96	21,767,402.27	7.02
90.01 - 95.00	87	18,379,993.47	5.93
95.01 - 100.00	8	1,417,625.00	0.46
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Not Available	7	$1,053,183.77	0.34%
550 - 620	4	1,283,868.77	0.41
621 - 640	26	7,325,384.74	2.36
641 - 660	63	16,337,337.17	5.27
661 - 680	142	41,997,948.37	13.55
681 - 700	148	40,341,540.45	13.01
701 - 720	172	51,214,637.96	16.52
721 - 740	132	40,974,720.99	13.22
741 - 760	131	45,010,712.36	14.52
761 - 780	98	34,797,224.66	11.22
781 - 800	80	24,761,977.51	7.99
801 - 813	12	4,911,517.11	1.58
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
0	311	$89,514,548.11	28.87%
36	226	60,729,103.27	19.59
60	10	1,801,434.00	0.58
120	468	157,964,968.48	50.95
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Purchase	511	$149,511,561.68	48.23%
Cash Out Refinance	272	84,915,267.19	27.39
Rate/Term Refinance	232	75,583,224.99	24.38
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Primary	818	$247,356,070.24	79.79%
Second Home	101	36,710,273.41	11.84
Non-owner	96	25,943,710.21	8.37
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Full Documentation	515	$168,445,978.02	54.34%
Stated Documentation	202	61,511,727.96	19.84
No Ratio	121	35,330,043.76	11.40
No Income Verification	67	18,481,894.82	5.96
No Documentation	72	15,025,055.64	4.85
Reduced Documentation	24	6,511,856.10	2.10
Alternative Documentation	13	3,203,497.56	1.03
Streamline Documentation	1	1,500,000.00	0.48
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Single Family	577	$193,412,464.07	62.39%
Planned Unit Development	251	70,547,452.89	22.76
Condominium	135	30,840,137.55	9.95
Two-to-Four Family	46	13,626,699.98	4.40
Cooperative	2	865,000.00	0.28
Deminimus PUD	2	522,699.37	0.17
Townhouse	2	195,600.00	0.06
Total	1,015	$310,010,053.86	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
California	183	$69,168,038.69	22.31%
South Carolina	186	65,840,404.94	21.24
Georgia	179	35,822,650.59	11.56
Arizona	66	16,815,256.02	5.42
Massachusetts	37	16,743,362.76	5.40
Florida	69	15,427,974.06	4.98
New York	32	13,922,969.17	4.49
New Jersey	48	13,840,945.99	4.46

All Others (30) + DC	215	62,428,451.64	20.14
Total	1,015	$310,010,053.86	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

HarborView Mortgage Pass-Through Certificates
Series 2004-4
Group II Statistical Mortgage Loans
Preliminary Collateral Information
As of the Statistical Cut-off Date
Total Current Balance:	$290,552,391
Total Original Balance:	$300,713,912
Number Of Loans:	807

			Minimum		Maximum
Average Current Balance:	$360,040.14		$34,000.00		$1,250,000.00
Average Original Amount:	$372,631.86		$34,000.00		$2,000,000.00

Weighted Average Gross Coupon:	4.444%		3.625%		5.625%
Weighted Average Gross Margin:	2.753%		2.750%		3.000%
Weighted Average Max Int Rate:	10.444%		9.625%		11.625%
Weighted Average Min Int Rate:	2.753%		2.750%		3.000%
Weighted Average Periodic Rate Cap:	1.000%		1.000%		1.000%
Weighted Average First Rate Cap:	5.000%		5.000%		5.000%

Weighted Average Original LTV:	73.61%		8.97%		97.00%

Weighted Average Credit Score:	703		579		815

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	359	months	357	months	360	months
Weighted Average Seasoning:	1	months	0	months	3	months

Weighted Average Next Rate Reset:	35	months	33	months	36	months
Weighted Average Rate Adj Freq:	6	months	6	months	6	months
Weighted Average First Rate Adj Freq:	36	months	36	months	36	months

Weighted Average Prepay Term:	35	months	24	months	36	months
Weighted Average Io Term:	36	months	36	months	36	months

Top State Concentrations ($):	94.55 % California, 2.36 % Arizona, 2.28 % Illinois
Top Prepay Penalty Concentrations ($):	85.78 % No Prepayment Penalty, 14.22 % Has Prepayment Penalty
Top Interest Only Concentrations ($):	83.68 % IO, 16.32 % Not IO
Maximum Zip Code Concentration ($):	1.71% 92677

First Pay Date:			Mar 01, 2004		Jun 01, 2004
Rate Chg Date:			Feb 01, 2007		May 01, 2007
Mature Date:			Feb 01, 2034		May 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
3/27 6 MO LIBOR IO	633	$243,123,509.36	83.68%
3/27 6 MO LIBOR	174	47,428,881.79	16.32
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
6 MO LIBOR	807	$290,552,391.15	100.00%
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
34,000.00 - 100,000.00	29	$2,280,068.04	0.78%
100,000.01 - 150,000.00	48	6,247,843.49	2.15
150,000.01 - 200,000.00	73	13,031,352.82	4.49
200,000.01 - 250,000.00	85	19,274,846.90	6.63
250,000.01 - 300,000.00	109	29,985,778.57	10.32
300,000.01 - 350,000.00	108	34,888,926.08	12.01
350,000.01 - 400,000.00	86	32,356,728.43	11.14
400,000.01 - 450,000.00	55	23,396,670.83	8.05
450,000.01 - 500,000.00	64	30,659,682.08	10.55
500,000.01 - 550,000.00	35	18,359,138.39	6.32
550,000.01 - 600,000.00	40	23,166,940.00	7.97
600,000.01 - 650,000.00	18	11,453,425.00	3.94
650,000.01 - 700,000.00	17	11,556,899.00	3.98
700,000.01 - 800,000.00	22	16,682,600.00	5.74
800,000.01 - 900,000.00	5	4,221,000.00	1.45
900,000.01 - 1,000,000.00	11	10,670,491.52	3.67
1,000,000.01 - 1,250,000.00	2	2,320,000.00	0.80
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
3.625 - 4.000	64	$28,048,396.50	9.65%
4.001 - 4.500	467	169,620,426.18	58.38
4.501 - 5.000	226	79,625,741.92	27.40
5.001 - 5.500	48	12,976,526.54	4.47
5.501 - 5.625	2	281,300.00	0.10
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
2.750 - 3.000	807	$290,552,391.15	100.00%
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
9.625 - 10.000	64	$28,048,396.50	9.65%
10.001 - 10.500	467	169,620,426.18	58.38
10.501 - 11.000	226	79,625,741.92	27.40
11.001 - 11.500	48	12,976,526.54	4.47
11.501 - 11.625	2	281,300.00	0.10
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
2.750 - 3.000	807	$290,552,391.15	100.00%
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.000 - 1.000	807	$290,552,391.15	100.00%
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
5.000 - 5.000	807	$290,552,391.15	100.00%
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
360	807	$290,552,391.15	100.00%
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
0	669	$249,230,825.47	85.78%
24	6	2,155,875.96	0.74
34	1	471,600.00	0.16
36	131	38,694,089.72	13.32
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
357 - 360	807	$290,552,391.15	100.00%
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
6	807	$290,552,391.15	100.00%
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (Months:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
36	807	$290,552,391.15	100.00%
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
02/01/07 - 02/28/07	30	$11,062,681.39	3.81%
03/01/07 - 03/31/07	362	134,585,502.85	46.32
04/01/07 - 04/30/07	350	124,153,029.09	42.73
05/01/07 - 05/31/07	65	20,751,177.82	7.14
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
8.97 - 50.00	48	$13,190,832.99	4.54%
50.01 - 55.00	20	7,665,573.58	2.64
55.01 - 60.00	31	9,822,960.54	3.38
60.01 - 65.00	43	17,601,846.81	6.06
65.01 - 70.00	76	30,870,412.10	10.62
70.01 - 75.00	190	77,246,947.26	26.59
75.01 - 80.00	301	107,794,132.88	37.10
80.01 - 85.00	12	3,190,725.17	1.10
85.01 - 90.00	74	20,965,939.58	7.22
90.01 - 95.00	10	1,876,130.25	0.65
95.01 - 97.00	2	326,890.00	0.11
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Not Available	2	$749,000.00	0.26%
550 - 620	7	2,816,000.00	0.97
621 - 640	63	20,964,798.31	7.22
641 - 660	83	31,606,235.61	10.88
661 - 680	103	38,494,647.39	13.25
681 - 700	143	51,742,044.37	17.81
701 - 720	126	45,006,351.76	15.49
721 - 740	88	32,127,201.49	11.06
741 - 760	87	30,460,778.98	10.48
761 - 780	62	22,798,224.95	7.85
781 - 800	37	11,781,008.30	4.05
801 - 815	6	2,006,100.00	0.69
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
0	174	$47,428,881.79	16.32%
36	633	243,123,509.36	83.68
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Cash Out Refinance	537	$187,750,999.32	64.62%
Purchase	260	98,866,991.83	34.03
Rate/Term Refinance	10	3,934,400.00	1.35
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Primary	753	$277,239,220.36	95.42%
Non-owner	37	8,385,695.75	2.89
Second Home	17	4,927,475.03	1.70
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Stated Documentation	628	$236,208,370.80	81.30%
Alternative Documentation	83	23,350,833.57	8.04
Full Documentation	46	15,793,408.60	5.44
Express Documentation	50	15,199,778.18	5.23
Total	807	$290,552,391.15	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Single Family	458	$166,280,289.14	57.23%
Planned Unit Development	161	66,790,615.61	22.99
Condominium	140	38,805,082.40	13.36
Two-to-Four Family	48	18,676,404.00	6.43
Total	807	$290,552,391.15	100.00%

			% of Aggregate

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
California	740	$274,715,235.56	94.55%

All Others (7)	67	15,837,155.59	5.45
Total	807	$290,552,391.15	100.00%